Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Form N-CSR of Calvert Variable Products, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, John H. Streur, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Company’s Report for the period ended June 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Company’s Report for the period ended June 30, 2016 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 22, 2016	/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert Variable Products, Inc. and will be retained by Calvert Variable Products, Inc. and furnished to the SEC or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Form N-CSR of Calvert Variable Products, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Vicki L. Benjamin, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Company’s Report for the period ended June 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Company’s Report for the period ended June 30, 2016 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 22, 2016	/s/ Vicki L. Benjamin
Vicki L. Benjamin
Treasurer -- Principal Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert Variable Products, Inc. and will be retained by Calvert Variable Products, Inc. and furnished to the SEC or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.